                                                              EXHIBIT 10.11

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of this 17th day of October, 1997, by and among SCIQUEST, INC., a North Carolina corporation (the "Company"), and the undersigned investors in Class B Common Stock and Series A Preferred Stock of the Company, respectively (individually, an "Investor" and collectively, the "Investors").

     WHEREAS, the Investors have purchased shares of the Company's Class B Common Stock, no par value per share (the "Class B Common Stock") or Series A Preferred Stock, no par value per share (the "Series A Preferred Stock") (collectively, the "Shares"); and

     WHEREAS, the Company and the Investors have agreed to provide the Investors with certain rights relating to the registration and sale of the Shares.

     NOW, THEREFORE, in consideration of the covenants and promises contained herein, the parties agree as follows:

                        ARTICLE 1 - REGISTRATION RIGHTS
                        -------------------------------

     1.1  Definitions.  For purposes of this Article 1, the following terms
          -----------
shall have the following respective meanings:

     (a) "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

     (c)  "Common Stock" shall mean the Class A Common Stock of the Company.

     (d) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement by the Commission.

     (e) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable upon conversion of the Shares and (ii) any other shares of Common Stock issued in respect of the Shares (on account of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided,
                                                                    --------
however, that shares of Common Stock which are Registrable Shares shall cease to
-------
be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act (as defined below) or (ii) upon any sale in any manner to a person or entity which, by virtue of Section 1.10 of this Agreement, is not entitled to the rights provided by this Agreement.

     1.2  Piggyback Registration.  Subject to Section 1.8 of this Agreement, if
          ----------------------
at any time the Company proposes to register any of its securities under the Act, either for its own account or for the account of others, in connection with the public offering of such securities solely for cash, on a registration form that would also allow the registration of Registrable Securities, the Company shall, each such time, promptly give each Investor written notice of such proposal. This provision shall not apply to a registration solely of securities issued or issuable in connection with any stock option plan or other employee benefit plan or in connection with a merger or acquisition. Upon receipt by the Company of the written request of any Investor given within ten (10) days after mailing of any such notice by the Company, the Company shall use its best efforts to cause to be included in such registration under the Act all the Registrable Securities that each such Investor has requested be registered.

     1.3  Obligations of the Company.  Whenever required under this Agreement
          --------------------------
to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the Commission a registration statement covering such Registrable Securities and use its best efforts to cause such registration statement to be declared effective by the Commission as expeditiously as possible and to keep such registration effective until the earlier of (i) the date when all Registrable Securities covered by the registration statement have been sold or (ii) 180 days from the effective date of the registration statement.

     (b) Prepare and file with the Commission such amendments and post-effective amendments to such registration statement as may be necessary to keep such registration statement effective during the period referred to in Section 1.3(a) and to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the Act.

     (c) Furnish to the selling Investors such numbers of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus), and each supplement thereto as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register and qualify the Registrable Securities under the securities laws of such jurisdictions in which the Company shall register securities to be sold by the Company pursuant to the same registration under the Act.

     (e) Promptly notify each selling Investor of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such Investor, the Company will prepare promptly a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

     (f) Provide a transfer agent for all such Registrable Securities not later than the effective date of such registration statement.

     (g) Enter into underwriting agreements and related agreements in customary form for a primary offering.

     (h) Promptly notify the selling Investors of Registrable Securities and the underwriters, if any, of the following events and (if requested by any such person) confirm such notification in writing: (1) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such documents, (2) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information,
(3) the issuance of any stop order suspending the effectiveness of the registration statement, and (4) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction.

     (i) Whenever any provision of this Agreement requires the Company to furnish any information to the Investors or the agents or representatives of the Investors, the Company may require any such person or entity to execute and deliver a reasonable confidentiality agreement, agreement to refrain from trading or any other agreement necessary or prudent to protect the Company or its officers, directors and employees against insider trading liabilities and may restrict access to confidential trade secret information.

     1.4  Furnish Information.  In the event of any registration by the Company
          -------------------
(whether or not the Registrable Securities of any Investor are included therein), the Investors shall furnish to the Company such information regarding them, the Registrable Securities and other securities of the Company held by them, and the intended method of disposition of such Registrable Securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company. It shall be a condition precedent to the obligation of the Company to include any Registrable Securities of an Investor in a registration effected pursuant to this Agreement for such Investor to have provided the Company with such written information regarding the registration of such Registrable Securities as the Company shall reasonably request.

     1.5  Suspension of Disposition of Registrable Securities.  Each selling
          ---------------------------------------------------
Investor of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.3(e) or 1.3(h)(2), 1.3(h)(3) or 1.3(h)(4) hereof, such Investor will forthwith discontinue disposition of Registrable Securities until such Investor's receipt of copies of a supplemented or amended prospectus contemplated by Section 1.3(e) hereof, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, or in the case of Section 1.3(i)(2), 1.3(h)(3) or 1.3(h)(4), until the Company notifies the Investor in writing that sales of Registrable Securities may continue. If so directed by the Company, such Investor will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     1.6   Expenses of Registration.
           ------------------------

     The Investors shall bear the fees and expenses of their own counsel and shall bear any additional registration and qualification fees and expenses (including underwriters' discounts and commissions and transfer taxes), and any additional costs and disbursements of counsel for the Company that result solely from the inclusion of Registrable Securities held by the Investors in such registration, with such additional expenses of the registration being borne by all selling Investors pro rata on the basis of the total number of Registrable Securities so registered; provided, however, that if any such cost or expense is attributable solely to one selling Investor and does not constitute a normal cost or expense of a registration, such cost or expense shall be allocated solely to that selling Investor. All other expenses of such registrations shall be borne by the Company.

     1.7   Underwriting Requirements; Priorities.
           -------------------------------------

     (a) The Company shall have the right to select the investment banker(s) and/or manager(s) to administer any offering to which this Agreement is applicable. If a registration is an underwritten primary registration on behalf of the Company (without regard to registration rights arising hereunder or under any other agreement), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold at the desired price in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Investors thereof on the basis of the number of Registrable Securities requested to be registered and (iii) third, other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares requested to be registered. If a registration is an underwritten secondary registration on behalf of holders of securities of the Company, or a combined primary and secondary offering, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold at the desired price in such offering, the Company will include in such registration
(i) first, securities the Company proposes to sell, (ii) second, the securities requested to be included therein by holders with contractual registration rights other than the Investors, pro rata among the holders of such securities on the basis of the number of shares requested to be included therein, (iii) third, the securities requested to be included therein by Investors of Registrable Securities, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be included therein, and (iv) fourth, other securities requested to be included in such registration, including securities to be sold by holders without contractual registration rights.

     (b) No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     1.8   Limitation of the Company's Obligations.
           ---------------------------------------

     (a) The Company may, in its sole discretion, postpone or withdraw any registration effected pursuant to this Agreement without obligation to the Investors.

     (b) The Company shall not be obligated under this Agreement to register or include in any registration Registrable Securities that any Investor has requested to be registered if the Company shall furnish such Investor with a written opinion of counsel reasonably satisfactory to such Investor, that all Registrable Securities that such Investor holds may be publicly offered, sold and distributed without registration under the Act pursuant to Rule 144 promulgated by the Commission under the Act and without restriction as to the amount of securities that can be sold.

     (c) The Company may, in its sole discretion, grant to any owner of securities of the Company registration rights of any kind or nature.

     1.9   Lockup Agreement.  For so long as the Investor has the right to have
           ----------------
Registrable Securities included in any registration pursuant to this Agreement, the Investor agrees in connection with any registration of the Company's securities, upon the request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, pledge, grant any option for the purchase of or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, during the seven days prior to and during the 180-day period beginning on the effective date of such registration as the Company or the underwriters may specify. This provision shall apply whether or not any Registrable Securities of the Investor are included in the offering.

     1.10  Transfer of Registration Rights.  Provided that the Company is given
           -------------------------------
written notice by the Investor at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned, the registration rights under this Agreement may be transferred in whole or in part at any time to any transferee of Registrable Securities.

     1.11  Indemnification and Contribution. In the event any Registrable
           --------------------------------
Securities are included in a registration statement under this Agreement:

     (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify and hold harmless each Investor whose Registrable Securities are included in a registration, each director, officer, partner, employee, or agent for such Investor, any underwriter (as defined in the Act) for such Investor, and each person, if any, who controls such Investor or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act and applicable state securities laws insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such person or entity for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of any such Investor, underwriter or controlling person.

     (b) To the fullest extent permitted by law, each Investor whose Registrable Securities are included in a registration under this Agreement, severally and not jointly, will, and hereby does, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, and any underwriter for the Company (within the meaning of the Act), each other selling Investor and each person, if any, who controls such other selling Investor or underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, selling Investor or underwriter may become subject, under the Act and applicable state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and each such Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, selling Investor or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Investor (which consent shall not be unreasonably withheld).

     In no event shall the liability by reason of this contractual indemnity of any selling Investor of Registrable Securities hereunder be greater than the dollar amount of the proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation. Any Investor required to indemnify the Company as provided above shall cease to have the right to participate in any other registration pursuant to this Agreement.

     (c) In order to provide for just and equitable contribution to joint liability under the Act in circumstances in which the indemnity provisions provided for in this section are for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms; then, in each such case, the Company and such Investor will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions as shall be appropriate to reflect the relative fault of the Company, on the one hand, and the Investor, on the other hand, with such relative fault determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Investor, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such
                       --------  -------
Investor will be required to contribute any amount in excess of the proceeds to it of all Registrable Securities sold by it pursuant to such registration statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.


                           ARTICLE 2 - MISCELLANEOUS
                           -------------------------

     2.1   Amendments and Waivers. The provisions of this Agreement, including
           ----------------------
the provisions of this sentence, may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, by written consent of the Company and the Investors of at least seventy percent (70%) of the outstanding Registrable Securities; provided, that this Agreement
                                                 --------
may be amended with the consent of the holders of less than all Registrable Securities only in a manner which affects all Registration Securities in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     2.2   Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     2.3  Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     2.4  Notices.  All notices required or permitted to be sent shall be sent
          -------
to the addresses of the parties set forth on their respective signature pages, or to such other address as any party shall provide to the other parties in a notice sent in accordance with this Agreement. Any notice sent by registered or certified mail, return receipt requested, or by Federal Express, shall be deemed to have been received by the party to whom it was sent one day following the date it was sent. Any notice sent by any other means shall be deemed to have been received when it is actually received at the address provided above.

     2.5  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of North Carolina.

     2.6  Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     2.7  Entire Agreement.  This Agreement is intended by the parties as a
          ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. Nothing in this Agreement shall preclude the Company from entering into any other agreement having the same or different terms with any Investor or any third party with respect to registration rights or related matters.

     2.8  Parties Benefitted.  Nothing in this Agreement, express or implied, is
          ------------------
intended to confer upon any third party any rights, remedies, obligations or liabilities.


                    [COUNTERPART SIGNATURE PAGES ATTACHED]

                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT
                -----------------------------------------------

     IN WITNESS WHEREOF, the undersigned, through its duly authorized representative, has executed this Agreement under seal as of the date provided below:


                              SCIQUEST, INC.

                              By:    /s/ Peyton Anderson
                                     ----------------------
                              Name:  Peyton Anderson
                              Title: President
                                     September 29, 1997


                              By:    /s/ Lex K. Larson
                                     ----------------------
                                     Lex K. Larson
                                     September 29, 1997


                              N. C. TECHNOLOGICAL
                              DEVELOPMENT AUTHORITY, INC.

                              By:    /s/ John Ciannamea
                                     ----------------------
                                     John Ciannamea
                              Title: President
                                     October 2, 1997


                              By:    /s/ Bruce J. Boehm
                                     ----------------------
                                     Bruce J. Boehm
                                     September 30, 1997


                              By:    /s/ Anne H. Nase
                                     ----------------------
                                     Anne H. Nase
                                     October 2, 1997


                              By:    /s/ Harold W. Nase
                                     ----------------------
                                     Harold W. Nase
                                     October 2, 1997

                              By:   /s/ Mike Andrews, Jr.
                                    -----------------------
                                    Mike Andrews, Jr.
                                    October 3, 1997


                              By:   /s/ Carol B. Jones
                                    -----------------------
                                    Carol B. Jones
                                    October 1, 1997


                              By:   /s/ Paul A. Jones, Sr.
                                    -----------------------
                                    Paul A. Jones, Sr.
                                    October 1, 1997


                              By:   /s/ Arthur M. Pappas
                                    -----------------------
                                    Arthur M. Pappas
                                    September 30, 1997


                              By:   /s/ Laura Jones
                                    -----------------------
                                    Laura Jones
                                    October 1, 1997


                              By:   /s/ Paul A. Jones
                                    -----------------------
                                    Paul A. Jones
                                    October 10, 1997


                              By:   /s/ Anne T. Varner
                                    -----------------------
                                    Anne T. Varner
                                    October 17, 1997


                              By:   /s/ Sara Brooks Creagh
                                    -----------------------
                                    Sara Brooks Creagh
                                    October 2, 1997


                              By:   /s/ Ralph L. Haga, Jr.
                                    -----------------------
                                    Ralph L. Haga, Jr.
                                    October 1, 1997

                              By:   /s/ Nancy A. Haga
                                    ------------------------
                                    Nancy A. Haga
                                    October 1, 1997


                              By:   /s/ Daniel Egger
                                    ------------------------
                                    Daniel Egger
                                    October 7, 1997


                              By:   /s/ W. H. Johnson, III
                                    ------------------------
                                    W.H. Johnson, III
                                    October 5, 1997


                              By:   /s/ Jane Newman Hines
                                    ------------------------
                                    Jane Newman Hines
                                    October 2, 1997


                              By:   /s/ Ripon W. LaRoche, II
                                    ------------------------
                                    Ripon W. LaRoche, II
                                    October 2, 1997


                              By:   /s/ Walt Newman
                                    ------------------------
                                    Walt Newman
                                    October 2, 1997


                              By:   /s/ Hunter R. Watson
                                    ------------------------
                                    Hunter R. Watson
                                    October 14, 1997


                              By:   /s/ W.A. Watson, III
                                    ------------------------
                                    W.A. Watson, III
                                    October 2, 1997


                              By:   /s/ Anita H. Garland
                                    ------------------------
                                    Anita H. Garland
                                    October 1, 1997

                              By:   /s/ Dwight Sawin
                                    ------------------------
                                    Dwight Sawin
                                    October 2, 1997


                              By:   /s/ Susan M. Harwood
                                    ------------------------
                                    Susan M. Harwood
                                    October 14, 1997


                              ASPENTREE CAPITAL

                              By:   /s/ Robert R. Bonczek
                                    ------------------------
                                    Robert R. Bonczek
                                    October 15, 1997


                              By:   /s/ Charles A. Sanders
                                    ------------------------
                                    Charles A. Sanders
                                    October 17, 1997


                              By:   /s/ Michael A. Recny
                                    ------------------------
                                    Michael A. Recny
                                    October 17, 1997


                              By:   /s/ Joyce B. Morey
                                    ------------------------
                                    Joyce B. Morey
                                    October 16, 1997


                              By:   /s/ Clive A. Morey
                                    ------------------------
                                    Clive A. Morey
                                    October 16, 1997


                              By:   /s/ Nancy N. Layne
                                    ------------------------
                                    Nancy N. Layne
                                    October 15, 1997

                              By:   /s/  William P. Few
                                    ------------------------
                                    William P. Few
                                    October 14, 1997


                              By:   /s/ Robbie Hardy
                                    ------------------------
                                    Robbie Hardy
                                    October 15, 1997


                              By:   /s/ John B. Lewis
                                    ------------------------
                                    John B. Lewis
                                    October 17, 1997


                              By:   /s/ William C. Schuler
                                    ------------------------
                                    William C. Schuler
                                    October 17, 1997

                                FIRST AMENDMENT
                                ---------------
                                      TO
                                      --
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT, dated as of July 30, 1998 (the "First Amendment"), by and among SciQuest, Inc., a North Carolina corporation (the "Company"), and certain investors in Series A Preferred Stock and Class B Common Stock of the Company (collectively, the "Stockholders").

     WHEREAS, the Company and the Investors are parties to a Registration Rights Agreement, dated as of October 17, 1997 (the "Registration Rights Agreement"); and

     WHEREAS, pursuant to Section 2.1 of the Registration Rights Agreement, the Company and the Investors desire to amend and modify the provisions of the Registration Rights Agreement in the manner and to the extent set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Company and the Investors hereby agree as follows:

     1.   Amendment of Section 1.7(a).  The provisions of the second sentence of
          ---------------------------
Section 1.7(a) (Underwriting Requirements; Priorities) of the Registration
                -------------------------------------
Rights Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

     If a registration is an underwritten primary registration on behalf of the Company (without regard to registration rights arising hereunder or under any other agreement), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold at the desired price in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Investors and the securities requested to be included therein by holders with contractual registration rights other than the Investors, pro rata among the holders of such securities on the basis of the number of Registrable Securities or shares requested to be included therein, and (iii) third, other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares requested to be registered.

     2.   Effect of First Amendment.  The provisions of the Registration Rights
          -------------------------
Agreement are hereby amended and modified by the provisions of this First Amendment. If any of the provisions of the Registration Rights Agreement are materially different from or inconsistent with the provisions of this First Amendment, the provisions of this First Amendment shall control, and the provisions of the Registration Rights Agreement shall, to the extent of such difference or inconsistency, be deemed to be amended and modified.

     3.   Single Agreement.  This First Amendment and the Registration Rights
          ----------------
Agreement, as amended and modified by the provisions of this First Amendment, shall constitute and shall be construed as a single agreement. The provisions of the Registration Rights Agreement, as amended and modified by the provisions of this First Amendment, are incorporated herein by this reference and are ratified and affirmed.




               [Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, this First Amendment has been executed and delivered by the Company and the Investors as of the date first written above.


                                   SCIQUEST, INC.


                                   By:  /s/ Peyton Anderson
                                        --------------------------
                                        Name:
                                        Title: President



                                   SERIES A SHAREHOLDERS:


                                   /s/ M. C. Andrews
                                   -------------------------------
                                   M. C. Andrews



                                   ASPENTREE CAPITAL


                                     /s/ William Tomai
                                   -------------------------------
                                   William Tomai


                                     /s/ Bruce J. Boehm
                                   -------------------------------
                                   Bruce J. Boehm


                                     /s/ Sarah Brooks Creagh
                                   -------------------------------
                                   Sarah Brooks Creagh


                                     /s/ Daniel Egger
                                   -------------------------------
                                   Daniel Egger


                                     /s/ William P. Few
                                   -------------------------------
                                   William P. Few

                                     /s/ Anita H. Garland
                                   -------------------------------
                                   Anita H. Garland


                                   Ralph L. Haga Jr. and Nancy A. Haga,
                                   Joint Tenants with Rights of Survivorship


                                     /s/ Ralph L. Haga Jr.
                                   -------------------------------
                                   Ralph L. Haga, Joint Tenant


                                     /s/ Nancy A. Haga
                                   -------------------------------
                                   Nancy A. Haga, Joint Tenant


                                     /s/ Roberta B. Hardy
                                   -------------------------------
                                   Roberta B. Hardy


                                     /s/ Susan M. Harwood
                                   -------------------------------
                                   Susan M. Harwood


                                     /s/ Jane Newman Hines
                                   -------------------------------
                                   Jane Newman Hines


                                     /s/ Willie H. Johnson, III
                                   -------------------------------
                                   Willie H. Johnson, III


                                   Paul A. Jones and Laura E. Jones, Joint
                                   Tenants with Rights of Survivorship


                                     /s/ Paul A. Jones
                                   -------------------------------
                                   Paul A. Jones, Joint Tenant


                                     /s/ Laura E. Jones
                                   -------------------------------
                                   Laura E. Jones, Joint Tenant

                                   Paul A. Jones, Sr. and Carol B. Jones, Joint
                                   Tenants with Rights of Survivorship


                                     /s/ Paul A. Jones Sr.
                                   -------------------------------
                                   Paul A. Jones, Joint Tenant


                                     /s/ Carol B. Jones
                                   -------------------------------
                                   Carol B. Jones, Joint Tenant


                                     /s/ Ripon W. LaRoche, II
                                   -------------------------------
                                   Ripon W. LaRoche, II


                                     /s/ Lex K. Larson
                                   -------------------------------
                                   Lex K. Larson


                                     /s/ Nancy N. Layne
                                   -------------------------------
                                   Nancy N. Layne


                                     /s/ John B. Lewis
                                   -------------------------------
                                   John B. Lewis


                                   Clive A. Morey and Joyce B. Morey, Joint
                                   Tenants with Rights of Survivorship


                                     /s/ Clive A. Morey
                                   -------------------------------
                                   Clive A. Morey, Joint Tenant


                                     /s/ Joyce B. Morey
                                   -------------------------------
                                   Joyce B. Morey, Joint Tenant


                                     /s/ Anne H. Nase
                                   -------------------------------
                                   Anne H. Nase

                                     /s/ Walt Newman
                                   -------------------------------
                                   Walt Newman


                                   N. C. Technological Development
                                   Authority, Inc.


                                   By: /s/ John Ciannamea
                                      ----------------------------
                                   Its: President


                                     /s/ Arthur M. Pappas
                                   -------------------------------
                                   Arthur M. Pappas


                                     /s/ Michael A. Recny
                                   -------------------------------
                                   Michael A. Recny


                                     /s/ Charles A. Sanders
                                   -------------------------------
                                   Charles A. Sanders


                                     /s/ Dwight H. Sawin, III
                                   -------------------------------
                                   Dwight H. Sawin, III


                                     /s/ William C. Schuler
                                   -------------------------------
                                   William C. Schuler


                                   John H. Varner and Anne T. Varner, Joint
                                   Tenants with Rights of Survivorship


                                     /s/ John H. Varner
                                   -------------------------------
                                   John H. Varner, Joint Tenant


                                     /s/ Anne T. Varner
                                   -------------------------------
                                   Anne T. Varner, Joint Tenant

                                     /s/ Hunter R. Watson
                                   -------------------------------
                                   Hunter R. Watson


                                     /s/ W.A. Watson, III
                                   -------------------------------
                                   W.A. Watson, III


                                   CLASS B COMMON SHAREHOLDER:


                                     /s/ Worth Godwin
                                   -------------------------------
                                   Worth Godwin